UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (ESD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is total return. High current income is a secondary investment objective.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund Inc. for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

January 29, 2016

II	Western Asset Emerging Markets Debt Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its January 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said “In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging.” From a regional perspective, the IMF currently estimates 2015 growth in the Eurozone at 1.5%, and is projecting 1.7% growth in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.3% in 2016.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation…. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary (cont’d)

economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Emerging Markets Debt Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return. High current income is a secondary investment objective. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging market debt.

After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Chia-Liang (CL) Lian, Gordon S. Brown and Kevin J. Ritter. Mr. Lian joined the Fund’s portfolio management team on February 28, 2015 and became Head of the Emerging Markets Debt Team on April 30, 2015. Effective June 30, 2015, Mr. Ritter became a member of the Fund’s portfolio management team. He has been employed by Western Asset as an investment professional for at least the past five years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging markets debt asset class experienced periods of heightened volatility during the twelve months ended December 31, 2015. This was triggered by a number of factors, including signs of moderating growth in China, sharply falling commodity prices, uncertainties regarding future global monetary policy, the strengthening U.S. dollar and numerous geopolitical issues. Against this backdrop, investor sentiment for the asset class was challenged at times.

The U.S. dollar-denominated sovereign debt sector, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i, returned 1.23% in 2015. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)ii, returned 1.17% and local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Indexiii, declined 14.92% over the same period as emerging market currencies were negatively impacted by the rising U.S. dollar.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made during the reporting period in order to continue enhancing diversification of the Fund. We reduced the Fund’s corporate and local currency exposures, while increasing allocations to quasi-sovereign and sovereign bonds. From a regional perspective, we increased the Fund’s weighting in Asia, while reducing exposure to Latin America. In terms of positioning among countries, we increased the Fund’s allocations in China and the Dominican Republic, while paring exposures in Mexico, Brazil, Colombia and Turkey.

U.S. Treasury futures were used during the reporting period to manage our durationiv and yield curvev exposure. The use of these instruments detracted from performance. Currency forwards, which were used to manage the Fund’s local currency exposures, contributed to results during the reporting period.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 17% of the gross assets of the Fund, versus roughly 15% at the beginning of the period. Overall, the use of leverage detracted from performance during the twelve months ended December 31, 2015.

Performance review

For the twelve months ended December 31, 2015, Western Asset Emerging Markets Debt Fund Inc. returned -2.83% based on its net asset value (“NAV”)vi and -4.89% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 1.23% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averagevii returned -6.72% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.31 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2015
Price Per Share	12-Month Total Return**
$16.37 (NAV)	-2.83	%†
$13.73 (Market Price)	-4.89	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overweights to Russia and

*	For the tax character of distributions paid during the fiscal year ended December 31, 2015, please refer to page 38 of this report.

2	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

India. After generating weak results in 2014, Russia rebounded as investor sentiment improved. India performed well during the year and was especially resilient during the third quarter of 2015 when the asset class fell amid a sharp correction in China’s stock market and the devaluation of its currency.

From a sector perspective, an overweight to Utilities contributed to performance. A tactical short position in the Brazilian real was positive for performance as it depreciated versus the U.S. dollar during the year. Investor sentiment for Brazilian debt was poor as the country experienced political gridlock and an ongoing corruption scandal that exposed numerous politicians and business leaders.

A number of individual corporate holdings also contributed to performance, including the Fund’s overweight positions in Russian technology, media and telecommunications company VimpelCom and Venezuelan oil/gas firm Petróleos de Venezuela, S.A.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance for the period were its underweight to the Ukraine and overweights to Colombia and Mexico. Our underweight to the Ukraine was negative for results as it was the best performing country in the benchmark in 2015. Ukraine debt rallied from depressed levels after the restructuring arrangement with creditors surprised to the upside. Overweights to Colombia and Mexico were not rewarded as both were negatively impacted by sharply falling oil prices.

In terms of industries, the Fund’s overweights to Oil, Gas & Consumable Fuels and Metals & Mining weighed on performance as they were hurt by falling oil and commodity prices in 2015. The Fund’s lower allocation to Financials also weighed on results as Financials outperformed the benchmark.

For a portion of the reporting period, the Fund had a long position in the Mexican peso. This detracted from performance as it weakened versus the U.S. dollar during the holding period. Corporate positions that detracted from results included overweights in Mexican infrastructure company Empresas ICA and Brazilian oil/gas company Petrobras.

Looking for additional information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XESDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Sovereign Bonds (61.9%), Energy (21.3%), Materials (9.8%), Financials (7.1%) and Utilities (4.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

[i]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii

The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) is a market capitalization weighted index consisting of US dollar-denominated Emerging Market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. US dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300m current face outstanding and at least five years to maturity (at the time of inclusion into the index).

iii

The JPMorgan Government Bond Index-Emerging Markets Global Diversified Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.

6	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2015

Total Spread Duration
ESD	— 5.88 years
Benchmark	— 6.50 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Total Effective Duration
ESD	— 5.43 years
Benchmark	— 6.67 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
ESD	— Western Asset Emerging Markets Debt Fund Inc.

8	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Schedule of investments

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 61.9%
Argentina — 2.0%
Republic of Argentina, Senior Bonds	7.000%	4/17/17	6,840,000	$6,935,589
Republic of Argentina, Senior Notes	8.280%	12/31/33	2,705,933	3,125,353
Total Argentina				10,060,942
Armenia — 0.5%
Republic of Armenia, Senior Notes	6.000%	9/30/20	2,700,000	2,630,421	(a)
Cameroon — 0.1%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	600,000	559,500	(b)
Chile — 0.7%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	530,000	547,581	(b)(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	2,636,000	2,817,884	(c)
Total Chile				3,365,465
Colombia — 4.3%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	3,580,000	3,418,900	(c)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	7,751,000	8,584,232	(c)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	970,000	940,900	(c)
Republic of Colombia, Senior Notes	7.375%	3/18/19	7,545,000	8,480,580	(c)
Total Colombia				21,424,612
Costa Rica — 0.6%
Republic of Costa Rica, Notes	7.000%	4/4/44	3,870,000	3,241,125	(b)
Croatia — 1.2%
Republic of Croatia, Senior Notes	6.625%	7/14/20	1,860,000	1,996,593	(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	2,980,000	3,032,150	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	1,200,000	1,221,000	(b)
Total Croatia				6,249,743
Dominican Republic — 1.9%
Dominican Republic, Senior Notes	5.500%	1/27/25	6,710,000	6,491,925	(b)
Dominican Republic, Senior Notes	6.850%	1/27/45	3,160,000	2,994,100	(b)
Total Dominican Republic				9,486,025
Ecuador — 0.7%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	4,600,000	3,726,000	(b)
Egypt — 0.3%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	1,790,000	1,558,106	(b)
El Salvador — 0.2%
Republic of El Salvador, Notes	6.375%	1/18/27	1,270,000	1,079,500	(b)
Gabon — 0.4%
Gabonese Republic, Bonds	6.375%	12/12/24	1,240,000	989,570	(b)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	1,460,000	1,166,379	(b)
Total Gabon				2,155,949

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	9

Schedule of investments (cont’d)

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Ghana — 0.9%
Republic of Ghana, Bonds	8.125%	1/18/26	1,600,000	$1,256,000	(b)
Republic of Ghana, Bonds	10.750%	10/14/30	1,980,000	2,013,660	(b)
Republic of Ghana, Notes	7.875%	8/7/23	1,250,000	991,888	(a)
Total Ghana				4,261,548
Honduras — 0.5%
Republic of Honduras, Senior Notes	7.500%	3/15/24	2,120,000	2,241,900	(a)
Hungary — 1.5%
Republic of Hungary, Senior Notes	5.750%	11/22/23	6,628,000	7,432,208
Indonesia — 6.9%
Republic of Indonesia, Notes	3.750%	4/25/22	15,590,000	14,992,155	(a)(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	675,000	733,449	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,650,000	1,732,972	(a)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	387,000	402,313	(b)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000	221,428	(a)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	2,440,000	2,272,840	(b)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	3,701,000	3,974,186	(b)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	10,550,000	9,566,276	(b)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	1,100,000	997,431	(a)
Total Indonesia				34,893,050
Ivory Coast — 1.0%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	3,960,000	3,530,419	(b)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	1,550,000	1,418,188	(b)
Total Ivory Coast				4,948,607
Jamaica — 0.7%
Government of Jamaica, Senior Notes	7.625%	7/9/25	1,650,000	1,759,313
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,720,000	1,711,400
Total Jamaica				3,470,713
Jordan — 0.4%
Kingdom of Jordan, Senior Notes	6.125%	1/29/26	1,800,000	1,839,600	(b)
Kazakhstan — 0.9%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	5,030,000	4,740,775	(a)
Kenya — 0.6%
Republic of Kenya, Senior Notes	5.875%	6/24/19	2,060,000	1,951,850	(b)
Republic of Kenya, Senior Notes	6.875%	6/24/24	1,450,000	1,276,000	(b)
Total Kenya				3,227,850
Lithuania — 1.3%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	5,820,000	6,722,100	(b)(c)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 3.4%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,128,000		$1,239,390	(c)
United Mexican States, Senior Bonds	8.000%	6/11/20	75,137,000	MXN	4,802,224
United Mexican States, Senior Notes	5.125%	1/15/20	80,000		87,400	(c)
United Mexican States, Senior Notes	4.000%	10/2/23	5,046,000		5,124,213	(c)
United Mexican States, Senior Notes	3.600%	1/30/25	4,840,000		4,728,680	(c)
United Mexican States, Senior Notes	4.750%	3/8/44	442,000		403,767	(c)
United Mexican States, Senior Notes	4.600%	1/23/46	889,000		790,099	(c)
Total Mexico					17,175,773
Namibia — 0.3%
Republic of Namibia, Senior Notes	5.250%	10/29/25	1,760,000		1,643,259	(b)
Nigeria — 0.4%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	2,050,000		1,814,250	(b)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	430,000		380,550	(a)
Total Nigeria					2,194,800
Pakistan — 0.4%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	2,190,000		2,241,434	(b)
Panama — 0.3%
Republic of Panama, Senior Bonds	9.375%	4/1/29	900,000		1,300,500
Paraguay — 0.3%
Republic of Paraguay, Senior Bonds	4.625%	1/25/23	440,000		429,000	(a)
Republic of Paraguay, Senior Notes	6.100%	8/11/44	930,000		892,800	(b)
Total Paraguay					1,321,800
Peru — 4.9%
Republic of Peru, Senior Bonds	7.350%	7/21/25	6,000,000		7,537,500	(c)
Republic of Peru, Senior Bonds	8.750%	11/21/33	10,325,000		14,584,062	(c)
Republic of Peru, Senior Bonds	6.550%	3/14/37	2,388,000		2,770,080	(c)
Total Peru					24,891,642
Philippines — 2.6%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	1,660,000		2,168,411
Republic of Philippines, Senior Bonds	5.000%	1/13/37	7,080,000		8,271,458
Republic of Philippines, Senior Bonds	3.950%	1/20/40	2,600,000		2,636,754
Total Philippines					13,076,623
Poland — 3.0%
Republic of Poland, Senior Notes	5.125%	4/21/21	5,750,000		6,411,883	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	7,752,000		8,609,565	(c)
Total Poland					15,021,448
Romania — 0.2%
Republic of Romania, Senior Notes	4.875%	1/22/24	800,000		860,720	(b)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 5.2%
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	105,000	$123,113	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	17,219,895	20,670,469	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	5,600,000	5,323,500	(b)(c)
Total Russia				26,117,082
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	7/30/24	1,100,000	984,500	(a)
Sri Lanka — 0.3%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	1,400,000	1,376,981	(b)
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	430,000	374,302	(b)
Turkey — 7.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	440,000	466,400
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,250,000	1,324,087	(c)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	6,800,000	11,170,462	(c)
Republic of Turkey, Senior Notes	7.500%	7/14/17	800,000	857,600	(c)
Republic of Turkey, Senior Notes	6.875%	3/17/36	18,777,000	21,069,484	(c)
Republic of Turkey, Senior Notes	6.750%	5/30/40	2,360,000	2,630,305	(c)
Total Turkey				37,518,338
Uruguay — 1.0%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	1,250,000	1,081,250
Republic of Uruguay, Senior Notes	4.500%	8/14/24	1,420,992	1,445,859
Republic of Uruguay, Senior Notes	4.375%	10/27/27	2,511,548	2,480,154
Total Uruguay				5,007,263
Venezuela — 2.9%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	20,120,000	7,746,200	(a)(c)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	680,000	282,200	(c)
Bolivarian Republic of Venezuela, Senior Notes	7.000%	12/1/18	7,220,000	3,267,050	(a)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	6,425,000	2,586,063	(a)(c)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	1,674,000	627,750	(a)(c)
Total Venezuela				14,509,263
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	1,010,000	1,111,949	(a)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	4,280,000	4,137,177	(b)
Total Vietnam				5,249,126
Zambia — 0.4%
Republic of Zambia, Senior Notes	8.970%	7/30/27	2,250,000	1,791,450	(b)
Total Sovereign Bonds (Cost — $313,615,329)				311,972,043

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.2%
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, Senior Secured Notes (Cost — $1,156,286)	9.000%	1/31/20	8,661,200	MXN	$1,155,865	(b)
Corporate Bonds & Notes — 50.7%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	750,000		782,787	(c)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	1,390,000		1,343,018	(b)
Total Consumer Discretionary					2,125,805
Consumer Staples — 0.9%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	410,000		430,412	(a)
Food Products — 0.8%
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	1,350,000		1,181,250	(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	820,000		791,300	(a)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	1,420,000		1,270,900	(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	810,000		797,850	(b)
Virgolino de Oliveira Finance SA, Senior Notes	10.500%	1/28/18	2,000,000		57,600	*(a)(d)
Total Food Products					4,098,900
Total Consumer Staples					4,529,312
Energy — 21.3%
Oil, Gas & Consumable Fuels — 21.3%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	1,300,000		1,345,882	(a)(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,056,732		2,179,457	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,300,000		1,413,464	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	450,000		321,750
GNL Quintero SA, Senior Notes	4.634%	7/31/29	957,000		908,914	(b)(c)
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	7,730,000		7,986,829	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,145,000		2,208,996	(a)
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	2,704,000		2,639,672	(b)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	1,380,000		1,407,051	(a)
Pacific Exploration and Production Corp., Senior Notes	5.125%	3/28/23	4,240,000		869,200	(b)(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	706,000		691,880	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	378,000		370,440	(b)
Petrobras Global Finance BV, Senior Notes	3.500%	2/6/17	900,000		843,750
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	900,000		834,750
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	6,055,000		4,616,937
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	7,570,000		5,658,575

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	450,000	$275,625
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	900,000	587,250
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	15,130,000	5,673,750	(a)(c)
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	630,000	318,087	(a)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	5,726,667	3,063,767	(a)(c)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	10,109,000	9,085,464
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	670,000	739,258	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,210,000	9,313,152	(c)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	980,000	857,500	(c)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	2,489,000	2,119,087	(c)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	1,710,000	1,314,905	(b)(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000	2,790,150	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,530,000	5,968,490	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	396,000	427,400	(a)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	3,430,000	3,429,890	(b)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,310,000	1,258,290	(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	1,650,000	1,504,105	(b)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,910,000	2,875,808	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,216,000	3,741,469	(a)(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	3,360,000	3,562,232	(b)(c)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	2,430,000	2,490,993	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	830,000	859,675	(a)(c)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	4,830,000	5,000,465	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	2,710,000	2,547,400	(b)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	530,000	498,200	(a)
YPF SA, Senior Notes	8.750%	4/4/24	2,590,000	2,525,250	(b)
Total Energy				107,125,209
Financials — 7.1%
Banks — 3.4%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	1,320,000	1,267,200	(b)(c)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	500,000	487,500	(b)(e)
Export Credit Bank of Turkey, Senior Bonds	5.000%	9/23/21	1,270,000	1,249,987	(b)(c)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	3,220,000	3,330,816	(b)(c)
Export-Import Bank of China, Senior Notes	2.850%	9/16/20	2,550,000	2,541,460	(b)(c)
Export-Import Bank of China, Senior Notes	3.625%	7/31/24	1,500,000	1,533,767	(a)(c)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	740,000	753,097

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	2,480,000		$2,364,680	(b)
Russian Agricultural Bank, Senior Notes	7.750%	5/29/18	2,170,000		2,285,325	(a)
Russian Agricultural Bank, Subordinated Notes	6.000%	6/3/21	1,480,000		1,412,290	(a)(e)
Total Banks					17,226,122
Capital Markets — 1.5%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	7,240,000		7,303,531	(b)
Diversified Financial Services — 0.7%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	3,690,000		3,653,100	(b)(c)
Real Estate Management & Development — 1.5%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	1,280,000		1,369,801	(a)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	1,000,000		1,044,577	(a)(c)
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	1,200,000		1,291,099	(a)(c)
Global Logistic Properties Ltd., Senior Notes	3.375%	5/11/16	8,000,000	CNY	1,222,742	(a)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	1,330,000		1,387,737	(a)(c)
Theta Capital Pte Ltd., Senior Notes	6.125%	11/14/20	1,400,000		1,312,087	(a)(c)
Total Real Estate Management & Development					7,628,043
Total Financials					35,810,796
Industrials — 2.6%
Building Products — 0.7%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,760,000		2,739,300	(b)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	1,400,000		910,000	(b)(c)
Total Building Products					3,649,300
Construction & Engineering — 0.5%
CRCC Yuxiang Ltd., Senior Notes	3.500%	5/16/23	660,000		641,789	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	4,000,000		850,000	*(b)(c)(d)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	1,651,000		813,117	(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	643,230		147,943	(b)
Total Construction & Engineering					2,452,849
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	500,000		466,250	(b)(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	2,645,000		2,777,686	(b)(c)
Total Industrial Conglomerates					3,243,936
Transportation Infrastructure — 0.8%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	1,100,000		1,130,888	(b)(c)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	3,200,000		2,850,720	(b)
Total Transportation Infrastructure					3,981,608
Total Industrials					13,327,693

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 9.8%
Chemicals — 3.4%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	2,917,000	$2,774,796	(b)(c)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	210,000	183,750	(b)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	5,650,000	5,621,750	(a)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	971,000	968,573	(b)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	2,480,000	2,089,400	(b)(c)
OCP SA, Senior Notes	5.625%	4/25/24	2,500,000	2,546,642	(b)
OCP SA, Senior Notes	4.500%	10/22/25	2,860,000	2,674,283	(b)
Total Chemicals				16,859,194
Construction Materials — 0.9%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	1,070,000	1,003,125	(b)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	400,000	375,000	(a)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	1,350,000	1,306,125	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,480,000	1,269,100	(b)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	1,150,000	776,250	(b)
Total Construction Materials				4,729,600
Metals & Mining — 4.3%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,800,000	1,765,300	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	3,000,000	2,890,665	(b)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	4.500%	8/13/23	1,830,000	1,779,938	(b)(c)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000	1,314,844	(b)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,870,000	1,967,006	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	900,000	297,000	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	1,700,000	1,701,275	(b)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	110,000	103,335
Southern Copper Corp., Senior Notes	6.750%	4/16/40	4,360,000	3,749,692	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	580,000	421,149	(c)
Vale Overseas Ltd., Senior Bonds	8.250%	1/17/34	2,430,000	1,958,847	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,063,000	1,452,435	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	2,570,000	1,914,521	(a)(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	880,000	561,385	(a)(c)
Total Metals & Mining				21,877,392
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	525,000	590,535	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	955,000	974,511	(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	1,060,000	1,005,129	(b)(c)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	1,540,000	1,573,265	(b)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	1,200,000	1,171,837	(b)(c)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Klabin Finance SA, Senior Notes	5.250%	7/16/24	970,000	$865,725	(b)
Total Paper & Forest Products				6,181,002
Total Materials				49,647,188
Telecommunication Services — 3.8%
Diversified Telecommunication Services — 2.3%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	5,196,000	5,416,830	(b)(c)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,440,000	1,516,801	(b)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	1,150,000	1,126,031	(b)(c)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	1,450,000	1,397,000	(b)(c)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	220,000	102,300	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	1,380,000	1,516,897	(b)(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	830,000	439,900	(b)(c)
Total Diversified Telecommunication Services				11,515,759
Wireless Telecommunication Services — 1.5%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	440,000	451,315	(b)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	7,600,000	7,037,676	(a)
Total Wireless Telecommunication Services				7,488,991
Total Telecommunication Services				19,004,750
Utilities — 4.8%
Electric Utilities — 3.0%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	1,200,000	1,188,000	(b)(c)
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,360,000	1,254,600	(b)(c)
Eskom Holdings SOC Ltd., Senior Notes	5.750%	1/26/21	2,900,000	2,533,829	(a)
Eskom Holdings SOC Ltd., Senior Notes	7.125%	2/11/25	1,140,000	991,800	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,960,000	3,318,900	(a)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	650,000	663,812	(a)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	1,150,000	1,129,438	(b)(c)
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	3,750,000	3,937,241	(a)(c)
Total Electric Utilities				15,017,620
Gas Utilities — 0.6%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,300,000	1,339,000	(b)(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,900,000	1,914,250	(b)(c)
Total Gas Utilities				3,253,250
Independent Power and Renewable Electricity Producers — 0.9%
AES Gener SA, Notes	5.250%	8/15/21	1,510,000	1,552,371	(b)(c)
First Gen Corp., Senior Notes	6.500%	10/9/23	1,230,000	1,298,857	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — continued
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	1,460,000	$1,476,197	(b)
Total Independent Power and Renewable Electricity Producers				4,327,425
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,485,000	(b)(c)
Total Utilities				24,083,295
Total Corporate Bonds & Notes (Cost — $277,139,410)				255,654,048

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $364,095)		4/15/20	11,745	82,215
Total Investments before Short-Term Investments (Cost — $592,275,120)				568,864,171

		Maturity Date	Face Amount†
Short-Term Investments — 5.2%
Repurchase Agreements — 4.0%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/15; Proceeds at maturity — $20,100,759; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value — $20,502,000) (Cost — $20,100,000)	0.340%	1/4/16	20,100,000	20,100,000

			Shares
Money Market Funds — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $6,045,774)	0.073%		6,045,774	6,045,774
Total Short-Term Investments (Cost — $26,145,774)				26,145,774
Total Investments — 118.0% (Cost — $618,420,894#)				595,009,945
Liabilities in Excess of Other Assets — (18.0)%				(90,942,308)
Total Net Assets — 100.0%				$504,067,637

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)	The coupon payment on these securities is currently in default as of December 31, 2015.

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $623,039,020.

Abbreviations used in this schedule:
CNY	— Chinese Yuan Renminbi
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country** (unaudited)
Mexico	11.7%
Russia	8.3
Indonesia	8.3
Turkey	7.3
Peru	5.7
Colombia	5.0
Brazil	5.0
China	4.3
Venezuela	4.0
Chile	3.2
Poland	2.5
Hungary	2.5
Philippines	2.4
Argentina	2.3
Kazakhstan	2.1
India	1.7
Dominican Republic	1.6
Lithuania	1.1
Malaysia	1.1
Croatia	1.1
Qatar	0.9
Vietnam	0.9
Morocco	0.9
Uruguay	0.8
Ivory Coast	0.8
South Africa	0.8
Ghana	0.7
Singapore	0.7
Ecuador	0.6
Jamaica	0.6
Costa Rica	0.5
Kenya	0.5

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Trinidad and Tobago	0.5%
Armenia	0.4
Honduras	0.4
Pakistan	0.4
Nigeria	0.4
United Arab Emirates	0.4
Gabon	0.4
Jordan	0.3
Hong Kong	0.3
Zambia	0.3
Namibia	0.3
Egypt	0.3
Sri Lanka	0.2
Paraguay	0.2
Panama	0.2
El Salvador	0.2
Senegal	0.2
Romania	0.1
Cameroon	0.1
Tunisia	0.1
Short-Term Investments	4.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2015 and are subject to change.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $618,420,894)	$595,009,945
Foreign currency, at value (Cost — $805,597)	760,880
Interest receivable	9,714,424
Deposits with brokers for open futures contracts	802,006
Unrealized appreciation on forward foreign currency contracts	370,174
Prepaid expenses	10,052
Total Assets	606,667,481

Liabilities:
Loan payable (Note 5)	101,780,000
Investment management fee payable	440,125
Payable to broker — variation margin on open futures contracts	125,203
Interest payable	36,660
Unrealized depreciation on forward foreign currency contracts	26,457
Directors’ fees payable	15,455
Accrued expenses	175,944
Total Liabilities	102,599,844
Total Net Assets	$504,067,637

Net Assets:
Par value ($0.001 par value; 30,794,143 shares issued and outstanding; 100,000,000 shares authorized)	$30,794
Paid-in capital in excess of par value	581,751,973
Overdistributed net investment income	(7,587,958)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(47,143,554)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(22,983,618)
Total Net Assets	$504,067,637

Shares Outstanding	30,794,143

Net Asset Value	$16.37

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	21

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$39,311,293
Dividends	70,470
Less: Foreign taxes withheld	(5,086)
Total Investment Income	39,376,677

Expenses:
Investment management fee (Note 2)	5,433,694
Interest expense (Notes 3 and 5)	950,516
Transfer agent fees	219,796
Commitment fees (Note 5)	181,734
Directors’ fees	113,944
Audit and tax fees	73,360
Fund accounting fees	54,458
Legal fees	44,256
Shareholder reports	33,006
Stock exchange listing fees	25,840
Custody fees	21,965
Insurance	10,106
Excise tax (Note 1)	3,514
Miscellaneous expenses	12,961
Total Expenses	7,179,150
Net Investment Income	32,197,527

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(43,061,703)
Futures contracts	(812,755)
Foreign currency transactions	2,445,534
Net Realized Loss	(41,428,924)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,867,188)
Futures contracts	129,029
Foreign currencies	214,910
Change in Net Unrealized Appreciation (Depreciation)	(5,523,249)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(46,952,173)
Decrease in Net Assets From Operations	$(14,754,646)

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$32,197,527	$35,465,863
Net realized loss	(41,428,924)	(11,893,231)
Change in net unrealized appreciation (depreciation)	(5,523,249)	(9,121,026)
Increase (Decrease) in Net Assets From Operations	(14,754,646)	14,451,606

Distributions to Shareholders From (Note 1):
Net investment income	(35,476,229)	(42,064,224)
Net realized gains	—	(1,663,459)
Return of capital	(4,864,099)	—
Decrease in Net Assets From Distributions to Shareholders	(40,340,328)	(43,727,683)
Decrease in Net Assets	(55,094,974)	(29,276,077)

Net Assets:
Beginning of year	559,162,611	588,438,688
End of year*	$504,067,637	$559,162,611
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(7,587,958)	$2,153,773

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	23

Statement of cash flows

For the Year Ended December 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(14,754,646)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(224,363,635)
Sales of portfolio securities	229,700,477
Sinking principal payments	5,090,395
Net purchases, sales and maturities of short-term investments	2,268,871
Net amortization of premium (accretion of discount)	(894,765)
Decrease in interest receivable	1,717,963
Decrease in prepaid expenses	1,131
Increase in deposits with brokers for open futures contracts	(802,006)
Decrease in investment management fee payable	(45,729)
Increase in Directors’ fees payable	3,974
Increase in interest payable	6,022
Decrease in accrued expenses	(101,302)
Increase in payable to broker — variation margin on open futures contracts	125,203
Net realized loss on investments	43,061,703
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	5,734,701
Net Cash Provided by Operating Activities*	46,748,357

Cash Flows From Financing Activities:
Distributions paid on common stock	(40,340,328)
Decrease in loan payable	(400,000)
Decrease in payable for reverse repurchase agreements	(7,014,668)
Net Cash Used in Financing Activities	(47,754,996)
Net Decrease in Cash	(1,006,639)
Cash at Beginning of Year	1,767,519
Cash at End of Year	$760,880

*	Included in operating expenses is cash of $1,125,975 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]

Net asset value, beginning of year	$18.16	$19.11	$22.42	$20.56	$20.57

Income (loss) from operations:
Net investment income	1.05	1.15	1.12	1.22	1.28
Net realized and unrealized gain (loss)	(1.53)	(0.68)	(2.99)	2.05	0.04
Total income (loss) from operations	(0.48)	0.47	(1.87)	3.27	1.32

Less distributions from:
Net investment income	(1.15)	(1.37)	(1.25)	(1.17)	(1.11)
Net realized gains	—	(0.05)	(0.19)	(0.24)	(0.22)
Return of capital	(0.16)	—	—	—	—
Total distributions	(1.31)	(1.42)	(1.44)	(1.41)	(1.33)

Net asset value, end of year	$16.37	$18.16	$19.11	$22.42	$20.56

Market price, end of year	$13.73	$15.76	$17.20	$21.80	$18.90
Total return, based on NAV[2,3]	(2.83)%	2.25%	(8.58)%	16.40%	6.55%
Total return, based on Market Price[4]	(4.89)%	(0.60)%	(14.89)%	23.46%	10.70%

Net assets, end of year (000s)	$504,068	$559,163	$588,439	$689,504	$631,977

Ratios to average net assets:
Gross expenses	1.33%	1.25%	1.20%	1.12%	1.13%
Net expenses	1.33	1.25	1.20	1.12	1.13
Net investment income	5.97	5.91	5.43	5.65	6.18

Portfolio turnover rate	37%	35%	25%	20%	28%

Supplemental data:
Loan Outstanding, End of Year (000s)	$101,780	$102,180	$53,950	—	—
Asset Coverage Ratio for Loan Outstanding[5]	595%	647%	1,191%	—	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[5]	$5,953	$6,472 [6]	$11,907 [6]	—	—
Weighted Average Loan (000s)	$98,076	$75,780	$32,807	—	—
Weighted Average Interest Rate on Loan	0.96%	0.91%	0.94%	—	—

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[6]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

26	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$311,972,043	—	$311,972,043
Convertible bonds & notes	—	1,155,865	—	1,155,865
Corporate bonds & notes	—	255,654,048	—	255,654,048
Warrants	—	82,215	—	82,215
Total long-term investments	—	$568,864,171	—	$568,864,171
Short-term investments†:
Repurchase agreements	—	$20,100,000	—	$20,100,000
Money market funds	$6,045,774	—	—	6,045,774
Total short-term investments	$6,045,774	$20,100,000	—	$26,145,774
Total investments	$6,045,774	$588,964,171	—	$595,009,945
Other financial instruments:
Futures contracts	$129,029	—	—	$129,029
Forward foreign currency contracts	—	$370,174	—	370,174
Total other financial instruments	$129,029	$370,174	—	$499,203
Total	$6,174,803	$589,334,345	—	$595,509,148

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$26,457	—	$26,457

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

28	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	29

Notes to financial statements (cont’d)

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	31

Notes to financial statements (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $26,457. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the

32	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $108,514 of Federal excise taxes attributable to calendar year 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$3,514	—	$(3,514)
(b)	(6,466,543)	$6,466,543	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset,

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	33

Notes to financial statements (cont’d)

Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

During periods in which the Fund utilizes financial leverage, the fees which are payable to LMPFA as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$224,363,635
Sales	229,700,477

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,853,397
Gross unrealized depreciation	(49,882,472)
Net unrealized depreciation	$(28,029,075)

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$7,574,669	(2.139)%	$8,579,190

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (5.50%) to 0.55% during the year ended December 31, 2015. Interest expense incurred on reverse repurchase agreements totaled $4,370. Interest income earned on reverse repurchase agreements totaled $40,769. At December 31, 2015, the Fund had no open reverse repurchase agreements.

34	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

At December 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	200	3/16	$23,716,530	$23,664,063	$52,467
U.S. Treasury 10-Year Notes	327	3/16	41,247,906	41,171,344	76,562
Net unrealized appreciation on open futures contracts					$129,029

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	346,078,145	USD	5,127,084	Bank of America N.A.	2/12/16	$72,045
USD	4,982,502	BRL	19,450,692	Bank of America N.A.	2/12/16	128,724
USD	5,127,080	SGD	7,316,600	Bank of America N.A.	2/12/16	(26,457)
USD	1,001,309	MXN	16,940,951	Barclays Bank PLC	2/12/16	21,013
USD	4,983,282	BRL	19,375,000	JPMorgan Chase & Co.	2/12/16	148,392
Total						$343,717

Abbreviations used in this table:
BRL	— Brazilian Real
INR	— Indian Rupee
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$129,029	—	$129,029
Forward foreign currency contracts	—	$370,174	370,174
Total	$129,029	$370,174	$499,203

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$26,457

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	35

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(812,755)	—	$(812,755)
Forward Foreign currency contracts[1]	—	$2,731,642	2,731,642
Total	$(812,755)	$2,731,642	$1,918,887

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$129,029	—	$129,029
Forward foreign currency contracts[1]	—	$132,487	132,487
Total	$129,029	$132,487	$261,516

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$38,458,520
Forward foreign currency contracts (to buy)	11,014,467
Forward foreign currency contracts (to sell)	23,578,297

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$370,174	—	$370,174

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$125,203	$(125,203)	—
Forward foreign currency contracts	26,457	—	$26,457
Total	$151,660	$(125,203)	$26,457

36	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $150,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The Fund pays a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment polices and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2015 was $946,146. For the year ended December 31, 2015, the Fund incurred a commitment fee in the amount of $181,734. At December 31, 2015, the Fund had $101,780,000 of borrowings outstanding per this credit agreement. For the year ended December 31, 2015, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $98,075,890 and weighted average interest rate was 0.96%.

6. Distributions subsequent to December 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/22/16	1/29/16	$0.1050
2/19/16	2/26/16	$0.1050
3/18/16	3/24/16	$0.1050
4/22/16	4/29/16	$0.1050
5/20/16	5/27/16	$0.1050

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	37

Notes to financial statements (cont’d)

shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended December 31, 2015, the Fund did not repurchase any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$35,476,229	$42,064,224
Tax return of capital	4,864,099	—
Net long-term capital gains	—	1,663,459
Total distributions paid	$40,340,328	$43,727,683

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(42,396,494)
Other book/tax temporary differences(a)	(7,716,892)
Unrealized appreciation (depreciation)(b)	(27,601,744)
Total accumulated earnings (losses) — net	$(77,715,130)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

The Fund had adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), Transfers and Servicing (Topic 860) Repurchase to Maturity Transactions, Repurchase Financings and Disclosures ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions that are accounted for as secured borrowings.

10. Subsequent Event

On February 16, 2016, the Fund announced approval by the Fund’s Board of Directors of a proposal to merge (i) Western Asset Worldwide Income Fund Inc. with and into the Fund and (ii) Western Asset Emerging Markets Income Fund Inc. with and into the Fund, subject to the approval by the stockholders of each Fund. The approval of each merger is not contingent

38	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

upon the approval of the other merger. If approved, the mergers are anticipated to occur during the third quarter of 2016. If the proposed mergers are approved by the stockholders of each Fund, stockholders of Western Asset Worldwide Income Fund Inc. and Western Asset Emerging Markets Income Fund Inc. would receive common stock of the Fund, based on each Fund’s respective net asset value per share.

On February 16, 2016, the Fund also announced approval by the Fund’s Board of Directors of a change to the Fund’s primary and secondary investment objectives, subject to stockholder approval. If approved, the Fund’s primary investment objective would change to high current income and the Fund’s secondary investment objective would change to capital appreciation. The current primary investment objective of the Fund is total return and high current income is a secondary investment objective. The approval of changes to the Fund’s investment objectives is not contingent upon the approval of the aforementioned mergers.

Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report	39

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Emerging Markets Debt Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund Inc. as of December 31, 2015, results of its operations and its cash flows for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2016

40	Western Asset Emerging Markets Debt Fund Inc. 2015 Annual Report

Board approval of management and sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Emerging Markets Debt Fund Inc.	41

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

42	Western Asset Emerging Markets Debt Fund Inc.

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of ten funds, including the Fund, for the 1-year period ended June 30, 2015; nine funds, including the Fund, for the 3-year period ended June 30, 2015; eight funds, including the Fund, for the 5-year period ended June 30, 2015; and seven funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked sixth among the funds in the Performance Universe for the 1-year period ended June 30, 2015 (first being best in these performance rankings), fifth among the funds in the Performance Universe for the 3-year period ended June 30, 2015, and fourth among the funds in the Performance Universe for each of the 5- and 10-year periods ended June 30, 2015. The Fund’s performance was slightly worse than the Performance Universe median for the 1-year period and was slightly better than the Performance Universe median for the 5-year period. The Fund’s performance was at the Performance Universe median for each of the 3- and 10-year periods. The Manager noted, among other things, that the small number of funds and inclusion of both leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2015. On a net asset value basis, the Fund underperformed its benchmark for each such period. The Board considered that a change in leadership of the Fund’s portfolio management team was made only a year ago and that the Fund’s investment results for the 10-year period were attributable, in part, to the predecessor portfolio management team.

Western Asset Emerging Markets Debt Fund Inc.	43

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and nine other leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Lipper, including two other Legg Mason Closed-end Funds. The ten funds in the Expense Universe had average net common share assets ranging from $62.1 million to $1.047 billion. Two of the Expense Universe funds were larger than the Fund and seven were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on a contractual basis was ranked first among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked first among the Expense Universe funds compared on the basis of common share assets only and fifth among the Expense Universe funds compared on the basis of common share and leveraged assets. The Lipper Expense Information further showed that the Fund’s actual total expenses ranked third among the Expense Universe funds compared on the basis of common share assets only and fourth among the Expense Universe funds compared on the basis of common share and leveraged assets.

44	Western Asset Emerging Markets Debt Fund Inc.

Each of the Fund’s expense components was better (i.e., lower) than the Expense Universe median for that expense component. The Board considered that the small number of funds and inclusion of both leveraged and non-leveraged funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2015 and March 31, 2014. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund,

Western Asset Emerging Markets Debt Fund Inc.	45

Board approval of management and sub-advisory agreements (unaudited) (cont’d)

and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 1 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. However, the Board determined that profitability to the Manager in providing services to the Fund merited continued monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

46	Western Asset Emerging Markets Debt Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset Emerging Markets Debt Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

48	Western Asset Emerging Markets Debt Fund Inc.

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (2012 to 2014); formerly, Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset Emerging Markets Debt Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	151
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

50	Western Asset Emerging Markets Debt Fund Inc.

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Emerging Markets Debt Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2018, year 2016 and year 2017, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

[2]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

52	Western Asset Emerging Markets Debt Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Debt Fund Inc.	53

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

54	Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219. Such withdrawal will be effective immediately if notice

Western Asset Emerging Markets Debt Fund Inc.	55

Dividend reinvestment plan (unaudited) (cont’d)

is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

56	Western Asset Emerging Markets Debt Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	Monthly	Monthly
Payable date:	January 2015	February 2015 - December 2015
Tax return of capital	0.54%	13.17%

Please retain this information for your records.

Western Asset Emerging Markets Debt Fund Inc.	57

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became Chairman, President and Chief Executive Officer.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

ESD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WAS0020 2/16 SR16-2713

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,300 in December 31, 2014 and $68,000 in December 31, 2015.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,840 in December 31, 2014 and $3,880 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Emerging Markets Debt Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Debt Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. Western Asset Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING – LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective June 30, 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2015.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
	Other Registered Investment Companies	109	$176.6 billion	None	None
S. Kenneth Leech‡	Other Pooled Vehicles	276	$84.8 billion	8	$1.5 billion
	Other Accounts	622	$171.7 billion	57	$17.6 billion

	Other Registered Investment Companies	6	$1.1 billion	None	None
Kevin J. Ritter‡	Other Pooled Vehicles	9	$1.0 billion	None	None
	Other Accounts	35	$3.4 billion	1	$400 million

	Other Registered Investment Companies	8	$1.6 billion	None	None
Gordon Brown‡	Other Pooled Vehicles	16	$4.0 billion	1	$110 million
	Other Accounts	75	$24.3 billion	8	$5.1 billion

	Other Registered Investment Companies	27	$31.3 billion	None	None
Chia-Liang Lian‡	Other Pooled Vehicles	41	$13.7 billion	1	$110 million
	Other Accounts	150	$30.8 billion	28	$8.7 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2015.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Kevin J. Ritter	A
Gordon S. Brown	A
Chia-Liang Lian	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016